Capital disclosures and analysis of changes in net debt (Tables)	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of the net debt ratio
We aim to manage the net debt ratio within a 20-30% band and maintain a significant liquidity buffer. At 31 December 2018, the net debt ratio was 30.3% (2017 27.4%).

		$ million
At 31 December	2018	2017
Gross debt	65,799	63,230
Less: fair value asset (liability) of hedges related to finance debt[a]	(813)	(175)
	66,612	63,405
Less: cash and cash equivalents	22,468	25,586
Net debt	44,144	37,819
Equity	101,548	100,404
Net debt ratio	30.3%	27.4%

[a]
Derivative financial instruments entered into for the purpose of managing interest rate and foreign currency exchange risk associated with net debt with a fair value liability position of $827 million (2017 liability of $634 million, 2016 liability of $1,962 million) are not included in the calculation of net debt shown above as hedge accounting was not applied for these instruments. The movement in the year is attributable to a net cash flow of $nil (2017 net cash outflow $242 million) and fair value losses of $193 million (2017 fair value gains of $1,086 million).

Disclosure of changes in net debt
An analysis of changes in net debt is provided below.

								$ million
				2018				2017
Movement in net debt	Finance debt	Hedge- accounted derivatives	Cash and cash equivalents	Net debt	Finance debt	Hedge- accounted derivatives	Cash and cash equivalents	Net debt
At 1 January	(63,230)	(175)	25,586	(37,819)	(58,300)	(697)	23,484	(35,513)
Adjustment on adoption of IFRS 9	—	—	(11)	(11)	—	—	—	—
Exchange adjustments	259	—	(330)	(71)	(1,324)	—	544	(780)
Net financing cash flow	(3,505)	360	(2,777)	(5,922)	(2,236)	(284)	1,558	(962)
Fair value gains (losses)	856	(998)	—	(142)	(1,314)	1,282	—	(32)
Other movements	(179)	—	—	(179)	(56)	(476)	—	(532)
At 31 December	(65,799)	(813)	22,468	(44,144)	(63,230)	(175)	25,586	(37,819)